UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                                  [ ]
                                        ---------

Post-Effective Amendment No.               71*       (File No. 2-29081)      [X]
                                        ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                              32*       (File No. 811-1653)     [X]
                                        ---------

                        (Check appropriate box or boxes.)

                        IDS Life Variable Annuity Fund A
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                           (Exact Name of Registrant)

                           IDS Life Insurance Company
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                               (Name of Depositor)

70100 AXP Financial Center, Minneapolis, MN                                55474
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(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                 (612) 671-3678
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      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
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                     (Name and Address of Agent for Service)

It  is proposed that this filing will become effective (check appropriate box)
  [ ]  immediately  upon  filing  pursuant to  paragraph  (b)
  [X]  on Sept. 10, 2004 pursuant to paragraph (b)
  [ ]  60 days after filing pursuant to paragraph (a)(1)
  [ ]  on (date) pursuant to paragraph (a)(1) of rule 485

If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

* Amendment on Form N-4 to Registration Statement on Form N-1 in connection with change in registration from a management investment company to a unit investment trust.

Prospectus

Sept. 10, 2004

IDS Life

Variable Annuity Fund A

INDIVIDUAL SINGLE PAYMENT IMMEDIATE COMBINATION FIXED/VARIABLE ANNUITY CONTRACT

INDIVIDUAL SINGLE PAYMENT DEFERRED COMBINATION  FIXED/VARIABLE ANNUITY CONTRACT

INDIVIDUAL FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY CONTRACT

INDIVIDUAL FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY CONTRACT FOR EMPLOYER PLANS

Issued by:     IDS Life Insurance Company (IDS Life)
               70100 AXP Financial Center
               Minneapolis, MN 55474
               Telephone: (800) 862-7919
               Account: IDS Life Variable Annuity Fund A

New IDS Life Variable Annuity Fund A contracts are not currently being offered.

This prospectus contains information that you should know before investing. A prospectus is also available for AXP(R) Variable Portfolio - Core Equity Fund. Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the contract are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Be sure to ask your sales representative about the contract's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract, and any riders or endorsements, are the controlling documents.

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1   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities that your sales representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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2   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Table of Contents

Key Terms                                                                   4

The Contract in Brief                                                       6

Expense Summary                                                             8

Condensed Financial Information (Unaudited)                                10

Financial Statements                                                       10

The Variable Account and the Fund                                          10

The Fixed Account                                                          11

Buying Your Contract                                                       12

Charges                                                                    14


Valuing Your Investment                                                    16

Making the Most of Your Contract                                           17

Surrenders                                                                 19

Making Temporary Withdrawals on Your Contract                              19


Changing Ownership                                                         20

Benefits in Case of Death                                                  21

The Annuity Payout Period                                                  21

Taxes                                                                      23

Voting Rights                                                              25

About the Service Providers                                                26

Table of Contents of the
   Statement of Additional Information                                     27

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3   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of the variable account before annuity payouts begin.

Accumulation value: The total value of your deferred contract before we deduct any applicable charges.

Annuitant: The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your deferred contract. The standard assumed investment rate we use is 5% but you may request we substitute a different assumed investment rate.

Beneficiary: The person you designate to receive benefits in case of the annuitant's death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Contract: An annuity contract that provides for lifetime or other forms of payouts beginning at a specified time. This prospectus describes the following types of individual non-qualified contracts:

o  a single payment immediate contract;

o  a single payment deferred contract;

o  a flexible payment deferred contract; and

o a flexible payment deferred contract for non-qualified retirement or deferred compensation plans or programs adopted by an employer.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: An account to which you may allocate purchase payments or transfers. Amounts you allocate to this account earn interest at rates that we declare periodically.

Fund: The investment option under your contract. You may allocate your purchase payments or transfers into the variable account investing in shares of this fund.

IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Owner (you, your): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

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4   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

If the contract was purchased by an employer in connection with a deferred compensation plan, the employer is the exclusive owner of all rights under the contract. When the contract refers to the employer as "an annuitant," it is solely for purposes of identification. We pay all funds payable under the contract to the employer. We do not issue certificates to any employee of an employer who has entered into a deferred compensation agreement. Any employee participating in a deferred compensation plan should refer to the deferred compensation agreement with the employer for information on any additional charges in connection with the plan.

Retirement date: The date when annuity payouts are scheduled to begin.

Surrender value: The amount you are entitled to receive if you make a full surrender from your deferred contract. It is the accumulation value minus any applicable charges.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of the variable account on each valuation date. If we receive a purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process the payment or transaction using the accumulation unit value we calculate on the valuation date we received the payment or transaction request. On the other hand, if we receive the purchase payment or transaction request at our home office at or after the close of business, we will process the payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: A separate account to which you may allocate purchase payments; it invests in shares of one fund. The value of your investment in the variable account changes with the performance of the fund.

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5   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

The Contract in Brief

Purpose: The purpose of the contract is to provide money for retirement. Under the contract, you can allocate one or more purchase payments to the fixed account and/or variable account. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout on a fixed or variable basis, or a combination of both.

Accounts: Currently, you may allocate your purchase payments between:


o the variable account that invests in a fund whose investment objective is long-term growth of capital. The value of the variable account varies with the performance of the fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the variable account. (p. 10)

o the fixed account, which earns interest at a rate that we adjust periodically. (p. 11)

Buying your contract: We no longer offer new contracts. (p. 12)


Purchase payments:

o Under the individual single payment immediate contract, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract;

o Under the individual single payment deferred contract, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract;


o Under the individual flexible payment deferred contract, you may make 10 or more annual purchase payments of at least $300 per year. Total purchase payments must equal at least $3,000 by your retirement date; and

o Under the individual flexible payment deferred contract for use in connection with non-qualified retirement or deferred compensation plans or programs adopted by an employer, you may make an annual purchase payment. The payment must be at least $300 per year if your retirement date is 10 years or more from your application date. If your retirement date is less than 10 years from your application date, total purchase payments must equal at least $3,000 by your retirement date. (p. 13)

Transfers: Under a deferred contract, before the retirement date, you may give us written or telephone instructions to transfer the accumulation value between the fixed account and the variable account, subject to certain restrictions. You also may establish automated transfers between the accounts under any procedures that may currently be in effect. (p. 17)

Surrenders: You may surrender all or part of a deferred contract any time before the retirement date by giving us written or telephone instructions, subject to certain restrictions. You also may establish automated partial surrenders. You will pay income tax on the taxable part of your surrender and you may have to pay an IRS penalty tax if you surrender part or all of your contract before reaching age 59 1/2. You should consult a tax advisor before making a surrender request. (p. 19)


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6   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Changing ownership: If the contract was not purchased by an employer in connection with a deferred compensation plan, you may change ownership of your annuity by written instruction, but this may have federal income tax consequences.


If the contract was purchased by an employer in connection with a deferred compensation plan, the employer is the exclusive owner of all rights under the contract. (p. 20)

Benefits in case of death: Under a deferred contract, if the annuitant dies before annuity payouts begin and while the contract is in force, we will pay the beneficiary an amount at least equal to the accumulation value of the contract. (p. 21)

Annuity payouts: You can select how you want annuity payouts made and when they are to begin. You may choose from a variety of plans to make sure that payouts continue as long as you like. We can make payouts on a fixed or variable basis, or both. (p. 21)

Taxes: Your contract generally grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income. You pay taxes on the payouts you receive under an immediate annuity contract. (p. 23)


Limitations on use of contract: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block your access to accumulation values. Under these circumstances we may refuse to implement requests for transfers, surrenders, withdrawals or death benefits, until instructions are received from the appropriate governmental authority.

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7   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that are paid when buying and owning the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract. There is no charge for a full or partial surrender of your deferred contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES


Sales and Administrative Charge

(Deductions from purchase payments. There are no sales charges on the repayment of a withdrawal.)

     Single payment contract
                                                              Total charge
     Part of the                                            as percentage of
     total purchase                                          total purchase
     payment                                                     payment
     First $15,000                                                  8.0%
     Next $10,000                                                   5.0
     Over $25,000                                                   2.0

     Flexible payment contract
                                                              Total charge
                                                            as percentage of
     Amount equivalent to stated                             total purchase
     annual payment amount                                       payment
     1st stated annual payment                                     20.0%
     2nd and 3rd stated annual payment                             18.0
     4th stated annual payment                                      7.0
     5th and after stated annual payment                            4.0

     Employer plan -- flexible payment contract
                                                              Total charge
     Part of the                                            as percentage of
     total purchase                                          total purchase
     payment                                                     payment
     First $10,000                                                  5.75%
     Next $40,000                                                   4.0
     Excess over $50,000                                            2.0

Temporary Withdrawal Charge

2% of your withdrawal at the time of the temporary withdrawal.


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8   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily variable account value)

Mortality and expense risk assurance fee                                      1%

ANNUAL OPERATING EXPENSES OF THE FUND


The next table describes the total operating expenses of the fund. This table shows the fees and expenses charged by the fund that you may pay periodically during the time that you own the contract. More detail concerning the fund's fees and expenses is contained in the prospectus for the fund.


Total annual operating expense for the fund

(As a percentage of average daily net assets)


                                                                                  Gross total
                                                Management    12b-1    Other        annual
                                                   fees       fees    expenses     expenses
AXP(R) Variable Portfolio - Core Equity Fund       .40%       .00%      .00%         .40%


Examples


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include your sales and administrative charge, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in a contract for the time periods indicated. These examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the fund. Although your actual costs may be higher or lower, based on these assumptions, whether or not the contract is annuitized or surrendered at the end of the applicable time periods, your costs would be:

                                                 1 year     3 years     5 years    10 years
Single payment contract(a)                      $  931      $1,208     $1,505      $2,350
Flexible payment contract
(other than employer plan contracts)(b)          2,114       2,355      2,613       3,348
Employer plan - flexible payment contract(c)       709         993      1,298       2,163

(a) Includes an upfront sales charge of 6%, and an upfront administrative charge of 2%.

(b) Includes an upfront first year sales charge of 18%, and an upfront administrative charge of 2%. Also assumes that the first year $10,000 installment payment is invested as a lump sum.

(c) Includes an upfront sales charge of 3.75%, and an upfront administrative charge of 2%.


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9   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Condensed Financial Information


(Unaudited)


The following table gives per-unit information about the financial history of the variable account. The date in which operations commenced in the variable account is noted in parentheses.

Variable account charges of 1.00% of the daily net assets of the variable account.

IDS Life Variable Annuity Fund A (5/10/1968)
Year ended Dec. 31,                                       2003         2002         2001         2000          1999
Accumulation unit value at beginning of period          $18.61       $24.54       $30.54       $32.26        $24.53
Accumulation unit value at end of period                $23.72       $18.61       $24.54       $30.54        $32.26
Number of accumulation units outstanding
at end of period (000 omitted)                          10,133       11,167       12,676       13,806        15,045

Year ended Dec. 31,                                       1998         1997         1996         1995          1994
Accumulation unit value at beginning of period          $20.91       $17.04       $13.93       $10.27        $10.70
Accumulation unit value at end of period                $24.53       $20.91       $17.04       $13.93        $10.27
Number of accumulation units outstanding
at end of period (000 omitted)                          16,299       17,871       18,939       20,132        21,425


Financial Statements

You can find our audited financial statements and the audited financial statements of the variable account in the SAI.

The Variable Account and the Fund

The variable account: The variable account was established under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contract are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of the variable account only to that variable account. State insurance law prohibits us from charging the variable account with liabilities of any other variable account or of our general business. The variable account's net assets are held in relation to the contracts described in this prospectus.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The fund: You may allocate purchase payments and transfers to the variable account that invests in shares of AXP(R) Variable Portfolio - Core Equity Fund. The fund was established on March 18, 2004. The fund's investment objective is long-term growth of capital. The fund invests primarily in U.S. common stocks of companies with market capitalization of at least $5 billion. American Express Financial Corporation (AEFC) is the investment adviser.

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10   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

The fund underlying the contract in which the variable account invests may have a name, portfolio manager, objective, strategies and characteristics that are the same or substantially similar to those of a publicly traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly traded retail mutual fund. The underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of the underlying fund may differ significantly from any publicly traded retail mutual fund.

The investment adviser cannot guarantee that the fund will meet its investment objective. Please read the fund's prospectus for facts you should know before investing. The fund's prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

The fund intends to comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the Code).

The Fixed Account

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on our continued claims-paying ability. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing the contract, the rates currently in effect for new and existing company annuities, product design, competition, and our revenues and expenses.

We are not required to register interests in the fixed account with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract" for restrictions on transfers involving the fixed account.)

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11   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Buying Your Contract

New contracts are not currently being offered.

This prospectus describes the following types of individual non-qualified annuities:

o Single payment -- immediate contract. You made a single purchase payment. Annuity payouts started within 60 days after we approved your application.

o Single payment -- deferred contract. You made a single purchase payment. Annuity payouts are deferred until some future date.

o Flexible payment -- deferred contract. You make purchase payments in installments over one or more years. Annuity payouts begin at some future date after you have paid all installments.

o Employer plan -- flexible payment -- deferred contract. This contract was offered for sale in connection with an employer plan that, as of Dec. 8, 1981, had already purchased one or more annuity contracts. These plans or programs are not intended to qualify under Sections 401, 403, or 408 of the Code. Your purchase payment for this contract is made by a number of annual payments.

The owner has all rights and may receive all benefits under the contract. If the contract was purchased by an employer in connection with a deferred compensation plan, the employer is the exclusive owner of all rights under the contract.

We applied the initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments to the accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the variable account using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the variable account using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date.

For a single payment immediate contract, you selected the retirement date on your application. The retirement date was no later than 60 days after the application date.

For a single payment deferred contract, you selected the retirement date on your application. The retirement date was at least 60 days after the application date. You can change the retirement date at any time not less than 30 days before annuity payouts are to begin.

For a flexible payment deferred contract, you selected the retirement date on your application. You can change the retirement date at any time not less than 30 days before annuity payouts are to begin.

For an employer plan -- flexible payment deferred contract, the retirement date must be at least so many years after the application date that the number of years multiplied by the annual purchase payment equals or exceeds $3,000. You can change the retirement date at any time not less than 30 days before annuity payouts are to begin.

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12   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

For all contracts the retirement date must come before (whichever is later):

o  the contract anniversary nearest the annuitant's 75th birthday, or

o  the 30th contract anniversary.

BENEFICIARY

Under a deferred contract, if death benefits become payable before the retirement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the accumulation value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

o Under a single payment immediate contract, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract.

o Under a single payment deferred contract, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract.


o Under a flexible payment deferred contract, you may make 10 or more purchase payments of at least $300 per year. Total purchase payments must equal at least $3,000 by your retirement date. If paying by installments under a scheduled payment plan, the minimum allowable purchase payment is $25 per month or $11.54 biweekly. We may limit the total purchase payments you can make, but will not do so until you have paid in $100,000 for one annuitant. You may not make additional purchase payments after the retirement date or the contract anniversary date nearest the annuitant's 75th birthday, whichever comes first.


o Under an employer plan -- flexible payment deferred contract for use in connection with non-qualified retirement or deferred compensation plans or programs adopted by an employer, you may make purchase payments of at least $300 per year if your retirement date is 10 years or more from your application date. If your retirement date is less than 10 years from your application date, total purchase payments must equal at least $3,000 by your retirement date.

HOW TO MAKE PURCHASE PAYMENTS

1 By letter

Send your check, along with your name and contract number to:

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

2 By scheduled payment plan

Your sales representative can help you set up:

o  automatic payroll deductions or another group billing arrangement; or

o  a bank authorization.

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13   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Charges

COMBINED SALES AND ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records and to pay for service in connection with your contract.


Sales and Administrative Charge

(Deductions from purchase payments. The net amount invested is total purchase payments minus the deduction for the sales and administrative charge. There are no sales charges on the repayment of a withdrawal.)

Single payment contract
                                                                                    Total charge      Total deduction
Part of the                                     Deduction        Deduction for    as percentage of   as percentage of
total purchase                                  for sales       administrative     total purchase       net amount
payment                                          charge             charge             payment           invested
First $15,000                                     6.0%                2.0%               8.0%             8.70%
Next $10,000                                      4.0                 1.0                5.0              5.26
Over $25,000                                      1.5                 0.5                2.0              2.04

Flexible payment contract
                                                                                   Total charge      Total deduction
                                                Deduction        Deduction for    as percentage of   as percentage of
Amount equivalent to stated                     for sales       administrative     total purchase       net amount
annual payment amount                            charge             charge             payment           invested
1st stated annual payment                        18.0%                2.0%              20.0%            25.00%
2nd and 3rd stated annual payment                16.0                 2.0               18.0             21.95
4th stated annual payment                         5.0                 2.0                7.0              7.53
5th and after stated annual payment               2.0                 2.0                4.0              4.17

Employer plan -- flexible payment contract
                                                                                    Total charge      Total deduction
Part of the                                     Deduction        Deduction for    as percentage of   as percentage of
total purchase                                  for sales       administrative     total purchase       net amount
payment                                          charge             charge             payment           invested
First $10,000                                    3.75%                2.0%              5.75%             6.10%
Next $40,000                                      2.0                 2.0                4.0              4.17
Excess over $50,000                               0.5                 1.5                2.0              2.04


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14   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

MORTALITY AND EXPENSE RISK ASSURANCE FEE

We charge this fee daily to your variable account. The unit values of your variable account reflect this fee and it totals 1% of the variable account's average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk assurance fee.

Expense risk arises because we cannot increase the sales and administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk assurance fee if future expenses are less than expected.

The variable account pays us the mortality and expense risk assurance fee it accrues as follows:

o first, to the extent possible, the variable account pays this fee from any dividends distributed from the fund in which it invests;

o then, if necessary, the fund redeems shares to cover any remaining fees payable.

We may use any profits we realize from the variable account's payment of the mortality and expense risk assurance fee for any proper corporate purpose.

SURRENDER CHARGE

There is no charge for surrendering all or part of your contract.

WITHDRAWAL CHARGE

We will charge you 2% of your withdrawal at the time of withdrawal in order to cover our administrative costs.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium taxes when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when purchase payments are made or when you surrender your contract.

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15   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Valuing Your Investment

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

o the sum of your purchase payments and transfer amounts allocated to the fixed account;

o  plus interest credited; and

o  minus the sum of amounts surrendered and amounts transferred out.

VARIABLE ACCOUNT

We convert amounts you allocate to the variable account into accumulation units. Each time you make a purchase payment or transfer into the variable account, we credit a certain number of accumulation units to your contract for that account. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender or withdrawal or you transfer amounts out of the variable account.

The accumulation units are the true measure of investment value in the variable account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the account invests.

The dollar value of each accumulation unit can rise or fall daily depending on variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for the variable account we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for the variable account equals the last value times the account's current investment factor.

We determine the investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and


o subtracting the percentage factor representing the mortality and expense risk assurance fee from the result.


Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in the variable account.

Factors that affect variable account accumulation units: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the variable account;

o  transfers into or out of the variable account;

o  partial surrenders; and/or

o  withdrawals.

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16   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Accumulation unit values will fluctuate due to:

o  changes in fund's net asset value;

o  dividends distributed to the variable account;

o  capital gains or losses of the fund;

o  fund operating expenses; and/or

o  mortality and expense risk assurance fees.

SPLITTING UNITS

We can split accumulation units. We will do so only if it is in the best interests of the contract owner and IDS Life.

Making the Most of Your Contract

AUTOMATED PARTIAL SURRENDERS AND TRANSFERS

We currently allow deferred contract owners to establish automated partial surrenders of accumulation values. You can establish automated partial surrenders through a one-time written or telephone request to us.

The minimum partial surrender amount is $50. You can make the surrender on a monthly, quarterly, semiannual or annual basis. You may start or stop this service at any time, but you must give us 30 days' notice to change any automated surrender instructions that are currently in place. Automated partial surrenders are subject to all of the other contract provisions and terms including provisions relating to the transfer of money between accounts. Automated partial surrenders are not available for 1969 Series contracts that were issued prior to May 1971.

The balance in your account from which you make an automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate. If we must suspend your arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Automated partial surrenders may result in income taxes and IRS penalty taxes being applied to all or a portion of the amount surrendered. (See "Surrenders" and "Taxes.") Consult your tax advisor if you have any questions about the taxation of your contract.

Under some contracts, applicable law may restrict automated partial surrenders. When automated partial surrenders are in effect, additional purchase payments may not be appropriate and, therefore, are not permitted.

You also may be able to make automated transfers from the variable account to the fixed account according to any automated transfer procedures that are currently in effect. Please contact your sales representative for more information.

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17   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS

Under a deferred contract, you can transfer accumulation values of at least $250 from the variable account to the fixed account or from the fixed account to the variable account once each contract year. This right ends 30 days before annuity payouts begin. Currently, we do not intend to limit the number of transfers from the variable account to the fixed account; however, we limit transfers from the fixed account to the variable account to once each contract year.

You may make your request to us in writing or by any other method acceptable to us. We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

HOW TO REQUEST A TRANSFER OR SURRENDER

1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or surrender to:

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

2 By phone

Call between 7 a.m. and 10 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

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18   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Surrenders


You can surrender all or part of your deferred contract any time before the retirement date. You cannot surrender the contract in whole or in part after annuity payouts have started. (See "The Annuity Payout Period - Annuity Payout Plans" and "Making the Most of Your Contract - Automated Partial Surrenders and Transfers.")

You may make your request to us in writing or by any other method acceptable to us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. You cannot surrender part of your contract if the remaining accumulation value will be less than $20.


You may receive extra money if our state premium tax liability is reduced as a result of your surrender. If it is, you will receive either the amount of the reduction or the amount already deducted from your purchase payments for premium taxes, whichever is less.

Your surrender may result in adverse tax consequences. Consult a qualified tax advisor before requesting a surrender.


Making Temporary Withdrawals on Your Contract

You may make a request to us in writing to take a temporary withdrawal on your deferred contract any time before the retirement date. The least you can withdraw, including charges, is $250. The most you can withdraw is the sum of your purchase payments less any amounts you previously surrendered. You cannot have more than one temporary withdrawal outstanding at any one time.


You must pay your withdrawal back within two years. We will use your repayment to buy accumulation units at their current price. However, you cannot make a repayment after the retirement date. If you do not pay your withdrawal back within two years, we will regard it as if you surrendered that part of your contract.

How do you repay your withdrawal? Inform us in writing. Otherwise we will use your regular purchase payments toward repayment. What is left after you fully repay your withdrawal will go toward your regular purchase payments. Any amount of your purchase payment left over after repayment must be at least $10.

o Example: You make a withdrawal of $295 and your next purchase payment is $300. Instead of applying $295 toward the withdrawal and $5 toward the purchase payment, we will apply $290 toward the withdrawal and $10 toward the purchase payment. Now you owe $5 on your withdrawal. We will take out this amount next time you make a payment.

Keep track of all your withdrawals and surrenders. If your accumulation value falls to zero, we will close your account.

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19   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

RECEIVING PAYMENT

1 By regular or express mail

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 By wire

o  request that payment be wired to your bank;

o  bank account must be in the same ownership as your contract; and

o  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the surrender amount includes a purchase payment check that has not cleared;

   --   the NYSE is closed, except for normal holiday and weekend closings;

   --   trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

Changing Ownership

You may change ownership of your contract at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor a change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take responsibility for the validity of the change.

You may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

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20   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Benefits in Case of Death

Under a deferred contract, if the annuitant dies before annuity payouts begin and while the contract is in force, we will pay the beneficiary the greater of:

o  the sum of all purchase payments minus surrenders and unrepaid withdrawals;
   or

o  the accumulation value of the contract.

If the annuitant dies on or after the contract anniversary date nearest his or her 75th birthday and while the contract is in force, we will pay only the accumulation value to the beneficiary.

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the accumulation value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law.

Death benefit in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

Annuity payout plan: If the annuitant's death occurs after annuity payouts have begun, we will continue to pay any remaining guaranteed annuity payouts to the beneficiary until the end of the guaranteed period.

The Annuity Payout Period


You have the right to decide how and to whom annuity payouts will be made starting at the retirement date. (See "Buying Your Contract -- The Retirement Date" for information on the determination of the retirement date.) You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.


The contract allows you to determine whether we will make payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available for annuity payouts under the plan you select is the accumulation value on your retirement date (less any applicable premium tax).

Amounts of fixed and variable payouts depend on:

o  the annuity payout plan you select;

o  the annuitant's age;

o  the annuity table in the contract; and

o  the amounts allocated to the accounts on the retirement date.

In addition, for variable payouts only, amounts depend on the investment performance of the variable account. These payouts will vary from month to month because the performance of the fund will fluctuate. (Fixed payouts remain the same from month to month.)

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21   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of accumulation value according to the age and, when applicable, the sex of the annuitant. Where required by law, we will use a unisex table of settlement rates.

Schedule A shows the amount of the first monthly variable payout assuming the accumulation value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on any other such rate agreed upon by us and permitted by law. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed investment rate instead of a lower assumed investment rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Schedule B shows the minimum amount of each fixed payout. Amounts in Schedule B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Schedule B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may have selected on your application how you want annuity payouts made and when the payouts are to begin. If you have a deferred contract, you may change your payout plan at any time at least 30 days before the retirement date.

Here are the plans available for all contracts described in this prospectus:

Plan A: Life annuity -- no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death; we will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

Plan B: Life annuity with five, ten or 15 years certain: We make monthly payouts until the annuitant's death, with our guarantee that we will make payouts for a period of at least five, ten or 15 years as you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

Plan C: Life annuity -- installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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22   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Plan D: Joint and last survivor life annuity -- no refund or installment refund:
We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant unless you ask for the Plan D option. This provides payouts for a guaranteed period described in Plan B or in Plan C above, as you elect.

Annuity payout plan requirements: You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options.

A beneficiary of a contract may ask for a lump-sum payout under Plan B or Plan
C. We will not grant the request if you asked us not to.

If you have not selected a plan by at least 30 days before the retirement date, we will make payouts under Plan B with 120 guaranteed monthly payouts. Accumulation values that you have allocated to the fixed account will provide fixed-dollar payouts while the remaining accumulation values will provide variable payouts.

If the value of the contract is less than $2,000 on the retirement date, we may pay the accumulation value in a lump sum.

Taxes

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of your contract is taxable to you only when you receive a payout or surrender (however, see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

Tax law requires that all nonqualified deferred contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Surrenders: If you surrender part or all of your contract before your annuity payouts begin, your surrender will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

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23   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Withholding: If you receive all or part of the accumulation value, we may deduct withholding against the taxable income portion of the payout. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payout is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur.

If the distribution is any other type of payout (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making the payout to a non-U.S. citizen or if we deliver the payout outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payout from which we deduct federal withholding.


Death benefits to beneficiaries: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payouts.


Annuities owned by corporations, partnerships or trusts: Any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;


o  because you become disabled (as defined in the Code); or

o if the payout is part of a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and a designated beneficiary).


Transfer of ownership: If you transfer your contract without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

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24   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

Collateral assignment: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender and you may have to pay a 10% IRS penalty.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS Life's tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the variable account is considered a part of our company, although its operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the variable account invests and becomes part of the variable account's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the variable account for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

You may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in the variable account to the total number of votes allowed to the account.

After annuity payouts begin, the number of votes is equal to:

o  the reserve held in the variable account, divided by

o  the net asset value of one share of the fund.

As we make annuity payouts, the reserve held in the variable account decreases; therefore, the number of votes also will decrease.

We will send notice of meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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25   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

About the Service Providers

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contract. IDS Life performs all sales and administrative duties. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.


IDS Life is a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.

LEGAL PROCEEDINGS


The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

In November 2002, we were named in a purported class action entitled John Haritos, et al. v. American Express Financial Advisors, Inc. et al, No. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life as a defendant, but we were dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life. This action alleges that defendants violated the Investment Advisers Act of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. Defendants have moved to dismiss the action and that motion is pending.

We and our subsidiaries are involved in other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


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26   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS

                     Table of Contents of the Statement of
                             Additional Information

Calculating Annuity Payouts                                          p.  3

Rating Agencies                                                      p.  4

Principal Underwriter                                                p.  4

Independent Auditors                                                 p.  4

Financial Statements

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27   IDS LIFE VARIABLE ANNUITY FUND A -- PROSPECTUS
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AMERICAN
 EXPRESS
(R)
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IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

                                                                 S-6348 A (9/04)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        IDS LIFE VARIABLE ANNUITY FUND A

                                 SEPT. 10, 2004

IDS Life Variable Annuity Fund A is a separate account established and maintained by IDS Life Insurance Company (IDS Life).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, Sept. 10, 2004, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.


IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

Table of Contents

Calculating Annuity Payouts                              p.   3

Rating Agencies                                          p.   4

Principal Underwriter                                    p.   4

Independent Auditors                                     p.   4

Financial Statements

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2   --   IDS LIFE VARIABLE ANNUITY FUND A

Calculating Annuity Payouts

THE VARIABLE ACCOUNT

The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payout, we:

o determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract, or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o  the annuity unit value on the valuation date by;

o  the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for the variable account. To calculate later values we multiply the last annuity value by the product of:

o  the investment factor; and

o  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Investment Factor: We determine the investment factor by:

o adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk assurance fee from the result.

Because the net asset value of the fund may fluctuate, the investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

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3   --   IDS LIFE VARIABLE ANNUITY FUND A

Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable account. This information generally does not relate to the management or performance of the variable account.

For detailed information on the agency ratings given to IDS Life, refer to the American Express Web site at (americanexpress.com/advisors) or contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                                                       www.ambest.com
Fitch                                                     www.fitchratings.com
Moody's                                               www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Principal Underwriter

IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by American Express Company. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2003: $39,181,124; 2002: $37,418,102; and 2001:
$41,792,624. IDS Life retains no underwriting commission from the sale of the contract.

Independent Auditors

The financial statements appearing in this SAI have been audited by Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent auditors, as stated in their report appearing herein.

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4   --   IDS LIFE VARIABLE ANNUITY FUND A
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Report of Independent Auditors

THE BOARD OF MANAGERS AND CONTRACT OWNERS

IDS Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A at December 31, 2003, and the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                              /s/ Ernst & Young LLP

Minneapolis, Minnesota

January 20, 2004


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5   --   IDS LIFE VARIABLE ANNUITY FUND A
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
Statement of assets, liabilities and contract owners' equity

IDS Life Variable Annuity Fund A

Dec. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $216,540,641)                                                                      $246,175,186
Cash in bank on demand deposit                                                                               54,682
Dividends and interest receivable                                                                           336,226
                                                                                                            -------
Total assets                                                                                           $246,566,094
                                                                                                       ------------
Liabilities
Payable for contract terminations                                                                      $     94,127
Payable for investment securities purchased                                                                 624,751
Mortality and expense risk assurance fee                                                                      6,742
Investment management services fee                                                                            2,698
                                                                                                              -----
Total liabilities                                                                                      $    728,318
                                                                                                       ------------
Contract owners' equity
Contracts in accumulation period -- 10,132,502 units at $23.72 per unit (Note 5)                       $240,340,791
Contracts in payment period                                                                               5,496,985
                                                                                                          ---------
Total contract owners' equity                                                                           245,837,776
                                                                                                        -----------
Total liabilities and contract owners' equity                                                          $246,566,094
                                                                                                       ============

Statement of operations

IDS Life Variable Annuity Fund A
Year ended Dec. 31, 2003
Investment income (loss) -- net Income:
Dividends                                                                                               $ 3,172,374
Interest                                                                                                    153,152
   Less foreign taxes withheld                                                                               (5,679)
                                                                                                             ------
Total income                                                                                              3,319,847
                                                                                                          ---------
Expenses:
Mortality and expense risk assurance fee (Note 2)                                                         2,234,446
Investment management services fee (Note 3)                                                                 893,188
                                                                                                            -------
Total expenses                                                                                            3,127,634
                                                                                                          ---------
Investment income (loss) -- net                                                                             192,213
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                                   8,958,492
Net change in unrealized appreciation (depreciation) on investments                                      45,358,110
                                                                                                         ----------
Net gain (loss) on investments                                                                           54,316,602
                                                                                                         ----------
Net increase (decrease) in contract owners' equity from operations                                      $54,508,815
                                                                                                        ===========

See accompanying notes to financial statements.


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6   --   IDS LIFE VARIABLE ANNUITY FUND A
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
Statements of changes in contract owners' equity

IDS Life Variable Annuity Fund A

Year ended Dec. 31,                                                                           2003             2002
Operations
Investment income (loss) -- net                                                       $    192,213    $    (368,482)
Net realized gain (loss) on investments                                                  8,958,492      (21,116,599)
Net change in unrealized appreciation (depreciation) on investments                     45,358,110      (52,237,449)
                                                                                        ----------      -----------
Net increase (decrease) in contract owners' equity from operations                      54,508,815      (73,722,530)
                                                                                        ----------      -----------
Contract transactions
Net contract purchase payments (Note 2)                                                    956,451        1,090,246
Repayment of temporary withdrawals                                                             173            9,135
Net transfers from (to) fixed annuities                                                 (3,006,051)      (9,603,120)
Actuarial adjustment for mortality assurance on annuities in payment period                 (6,701)       1,018,970
Contract termination payments and temporary withdrawals                                (18,654,902)     (22,329,946)
Annuity payments                                                                          (610,686)        (679,180)
                                                                                          --------         --------
Net increase (decrease) from contract transactions                                     (21,321,716)     (30,493,895)
                                                                                       -----------      -----------
Net increase (decrease) in contract owners' equity                                      33,187,099     (104,216,425)
Contract owners' equity at beginning of year                                           212,650,677      316,867,102
                                                                                       -----------      -----------
Contract owners' equity at end of year                                                $245,837,776    $ 212,650,677
                                                                                      ============    =============

See accompanying notes to financial statements.


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7   --   IDS LIFE VARIABLE ANNUITY FUND A
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Notes to Financial Statements

IDS Life Variable Annuity Fund A

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option contracts

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 2003, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of Dec. 31, 2003.

Futures contracts

To gain exposure to or protect itself from market changes, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 2003, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of Dec. 31, 2003.


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8   --   IDS LIFE VARIABLE ANNUITY FUND A

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

There were no forward foreign currency exchange contracts outstanding as of Dec. 31, 2003.

Variable payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal income taxes

IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. MORTALITY AND EXPENSE RISK ASSURANCE FEE AND SALES CHARGES

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense risk assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $40,076 for the year ended Dec. 31, 2003 and $45,869 for the year ended Dec. 31, 2002. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. INVESTMENT MANAGEMENT SERVICES AGREEMENT

The Fund has an agreement with AEFC to manage its portfolio. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage clearing fees and charges in the purchase and sale of assets. Brokerage charges are paid to AEFC for reimbursement of charges incurred in the purchase and sale of foreign securities.

4. SECURITY TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $227,475,302 and $244,898,611, respectively, for the year ended Dec. 31, 2003. Net realized gains and losses on investments are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $390 for the year ended Dec. 31, 2003.


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9   --   IDS LIFE VARIABLE ANNUITY FUND A

5. ACCUMULATION UNITS

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                                                    Year ended                   Year ended
                                                                                   Dec. 31, 2003                Dec. 31, 2002
Units outstanding at beginning of year                                              11,166,900                   12,676,242
Additions for contract purchase payments and repayments                                 45,163                       52,664
Net transfers from (to) fixed account                                                 (167,828)                    (484,776)
Deductions for contract terminations and withdrawals                                  (911,733)                  (1,077,230)
                                                                                      --------                   ----------
Units outstanding at end of year                                                    10,132,502                   11,166,900
                                                                                    ----------                   ----------

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Dec. 31,                                                2003       2002       2001         2000       1999
Accumulation unit value at beginning of year                              $18.61     $24.54     $30.54       $32.26     $24.53
Income from investment operations(a):
Net investment income (loss)                                                 .02       (.03)      (.10)        (.20)      (.20)
Net gains (losses) (both realized and unrealized)                           5.09      (5.90)     (5.90)       (1.52)      7.93
Total from investment operations                                            5.11      (5.93)     (6.00)       (1.72)      7.73
Accumulation unit value at end of year                                    $23.72     $18.61     $24.54       $30.54     $32.26
Total return(b)                                                           27.46%    (24.16%)   (19.65%)      (5.33%)    31.51%

Ratios/supplemental data
Total contract owners' equity at end of year (000 omitted)              $245,838   $212,651   $316,867     $429,472   $493,966
Ratio of operating expenses to average daily net assets                    1.40%      1.40%      1.40%        1.40%      1.40%
Ratio of net investment income (loss) to average daily net assets           .09%      (.14%)     (.39%)       (.59%)     (.71%)
Portfolio turnover rate                                                     108%       195%        76%          85%         5%

(a) Per accumulation unit value amounts have been calculated using the average accumulation units values outstanding method.

(b)  Total return does not reflect payment of a sales charge.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $6.97 as of Dec. 31, 2003, $5.66 as of Dec. 31, 2002, $7.73 as of Dec. 31, 2001, $9.95 as of
Dec. 31, 2000 and $10.88 as of Dec. 31, 1999. The value of an annuity unit (assuming a 5% investment rate) was $4.16 as of Dec. 31, 2003, $3.43 as of Dec. 31, 2002, $4.75 as of Dec. 31, 2001, $6.20 as of Dec. 31, 2000 and $6.88 as of
Dec. 31, 1999.


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10   --   IDS LIFE VARIABLE ANNUITY FUND A

Investments in Securities

IDS Life Variable Annuity Fund A

Dec. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (97.4%)
Issuer                                            Shares           Value(a)

Aerospace & defense (3.4%)
Boeing                                            27,900         $1,175,706
Empresa Brasileira de
  Aeronautica ADR                                 33,550(c)       1,175,257
Lockheed Martin                                   47,100          2,420,940
Northrop Grumman                                  13,400          1,281,040
United Technologies                               24,300          2,302,911
Total                                                             8,355,854

Banks and savings & loans (3.6%)
Bank of America                                   46,700          3,756,081
U.S. Bancorp                                      50,000          1,489,000
Washington Mutual                                 21,300            854,556
Wells Fargo                                       45,800          2,697,162
Total                                                             8,796,799

Beverages & tobacco (5.3%)
Altria Group                                      73,400          3,994,428
Anheuser-Busch                                    11,300            595,284
Coca-Cola                                         25,300          1,283,975
PepsiCo                                          152,100          7,090,902
Total                                                            12,964,589

Broker dealers (1.8%)
Merrill Lynch & Co                                36,400          2,134,860
Morgan Stanley                                    40,500          2,343,735
Total                                                             4,478,595

Building materials & construction (0.5%)
American Standard                                 11,500(b)       1,158,050

Cable (1.0%)
EchoStar Communications Cl A                      20,900(b)         710,600
NTL                                               25,273(b)       1,762,792
Total                                                             2,473,392

Cellular telecommunications (0.5%)
Nextel Communications Cl A                        47,300(b)       1,327,238

Chemicals (2.0%)
Dow Chemical                                      60,100          2,498,357
Lyondell Chemical                                136,700          2,317,065
Total                                                             4,815,422

Computer hardware (4.1%)
Cisco Systems                                    128,900(b)       3,130,981
Dell                                              93,700(b)       3,182,052
Hewlett-Packard                                  135,800          3,119,326
NVIDIA                                            26,200(b)         609,150
Total                                                            10,041,509

Computer software & services (4.8%)
Affiliated Computer
  Services Cl A                                   10,000(b)         544,600
Microsoft                                        303,800          8,366,652
Oracle                                           226,700(b)       2,992,440
Total                                                            11,903,692

Electronics (3.1%)
Analog Devices                                    19,800            903,870
Applied Materials                                 61,700(b)       1,385,165
Intel                                             80,800          2,601,760
Jabil Circuit                                     14,800(b)         418,840
KLA-Tencor                                        10,900(b)         639,503
Novellus Systems                                  10,600(b)         445,730
STMicroelectronics                                43,700(c)       1,180,337
Total                                                             7,575,205

Energy (4.8%)
ChevronTexaco                                     46,400          4,008,496
ConocoPhillips                                    43,900          2,878,523
Exxon Mobil                                      119,300          4,891,300
Total                                                            11,778,319

Energy equipment & services (0.5%)
Transocean                                        51,400(b)       1,234,114

Finance companies (4.3%)
Citigroup                                        218,500         10,605,990

Financial services (4.1%)
Capital One Financial                             15,200            931,608
Countrywide Financial                              9,066            687,656
Fannie Mae                                        79,700          5,982,282
MBNA                                              96,300          2,393,055
Total                                                             9,994,601

Health care products (14.6%)
Amgen                                             43,700(b)       2,700,660
Baxter Intl                                       41,200          1,257,424
Boston Scientific                                 34,700(b)       1,275,572
Forest Laboratories                               47,000(b)       2,904,600
Guidant                                           10,500            632,100
Johnson & Johnson                                 81,000          4,184,460
Lilly (Eli)                                       16,800          1,181,544
Medtronic                                         33,600          1,633,296
Novartis ADR                                      58,700(c)       2,693,743
Pfizer                                           501,100         17,703,863
Total                                                            36,167,262

Health care services (7.7%)
AmerisourceBergen                                 95,200          5,345,480
Cardinal Health                                  119,900          7,333,084
HCA                                               30,500          1,310,280
McKesson                                         131,600          4,232,256
Tenet Healthcare                                  42,900(b)         688,545
Total                                                            18,909,645

Household products (3.3%)
Colgate-Palmolive                                 33,200          1,661,660
Procter & Gamble                                  58,200          5,813,016
Unilever                                          10,100(c)         655,490
Total                                                             8,130,166

Insurance (5.1%)
ACE                                               14,500(c)         600,590
Allstate                                          61,600          2,650,032
American Intl Group                               62,400          4,135,872
Chubb                                             54,100          3,684,210
Hartford Financial
  Services Group                                  15,100            891,353
MBIA                                               9,900            586,377
Total                                                            12,548,434

Leisure time & entertainment (4.7%)
Mattel                                           141,800          2,732,486
Viacom Cl B                                      197,100          8,747,298
Total                                                            11,479,784

Machinery (1.3%)
Caterpillar                                       24,800          2,058,896
SPX                                               17,900(b)       1,052,699
Total                                                             3,111,595

Media (8.0%)
Cendant                                          366,200(b)       8,155,274
Disney (Walt)                                    204,500          4,770,985
Gannett                                           14,800          1,319,568
InterActiveCorp                                   87,800(b)       2,979,054
Liberty Media Cl A                               111,500(b)       1,325,735
Tribune                                           24,200          1,248,720
Total                                                            19,799,336

Multi-industry (4.9%)
Accenture Cl A                                    26,750(b,c)       704,060
General Electric                                 267,100          8,274,758
Tyco Intl                                        117,900(c)       3,124,350
Total                                                            12,103,168

Paper & packaging (0.6%)
Avery Dennison                                    25,200          1,411,704

Precious metals (0.4%)
Freeport McMoRan
   Cooper & Gold Cl B                             25,200          1,061,676

Retail -- general (2.5%)
Best Buy                                          35,500          1,854,520
Home Depot                                        67,700          2,402,673
Wal-Mart Stores                                   33,800          1,793,090
Total                                                             6,050,283

Utilities -- electric (0.5%)
Exelon                                             9,100            603,876
FirstEnergy                                       16,800            591,360
Total                                                             1,195,236

Total common stocks
(Cost: $209,909,104)                                           $239,471,658

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
11   --   IDS LIFE VARIABLE ANNUITY FUND A

Bond (0.1%)
Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Government obligation & agency
U.S. Treasury
  05-15-16               7.25%                  $250,000           $311,865

Total bond
(Cost: $240,313)                                                   $311,865

Short-term securities (2.6%)
Issuer                Annualized                  Amount           Value(a)
                     yield on date              payable at
                      of purchase                maturity

U.S. government agency (1.7%)
Federal Natl Mtge Assn Disc Nts
  01-14-04               1.07%                  $500,000           $499,808
  02-19-04               1.07                    200,000            199,723
  03-24-04               1.05                  3,400,000          3,392,255
Total                                                             4,091,786

Commercial paper (0.9%)
UBS Finance (Delaware)
  01-02-04               0.96                  2,300,000          2,299,877

Total short-term securities
(Cost: $6,391,224)                                               $6,391,663

Total investments in securities
(Cost: $216,540,641)(d)                                        $246,175,186

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2003, the value of foreign securities represented 4.1% of net assets.

(d) At Dec. 31, 2003, the cost of securities for federal income tax purposes was $216,540,641 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $30,248,551
     Unrealized depreciation                                       (614,006)
                                                                   --------
     Net unrealized appreciation                                $29,634,545
                                                                -----------


--------------------------------------------------------------------------------
12   --   IDS LIFE VARIABLE ANNUITY FUND A

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2003 IDS Life Insurance Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities."

/s/ Ernst & Young LLP
---------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS
Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $26,626,709; 2002, $23,209,226)      $27,324,491   $24,052,104
      Common stocks, at fair value (cost: 2003, $19; 2002, $19)                                           120            21
   Mortgage loans on real estate                                                                    3,180,020     3,417,651
   Policy loans                                                                                       578,000       597,144
   Other investments                                                                                  801,871       753,247
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            31,884,502    28,820,167
Cash and cash equivalents                                                                             400,294     4,424,061
Restricted cash                                                                                       834,448            --
Amounts recoverable from reinsurers                                                                   754,514       633,510
Amounts due from brokers                                                                                1,792           501
Other accounts receivable                                                                              68,422        56,245
Accrued investment income                                                                             355,374       296,595
Deferred policy acquisition costs (Note 3)                                                          3,615,179     3,309,094
Other assets                                                                                          253,858       117,788
Separate account assets                                                                            27,774,319    21,980,674
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                      $65,942,702   $59,638,635
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
Fixed annuities                                                                                   $26,376,944   $23,411,314
Universal life-type insurance                                                                       3,569,882     3,515,010
Traditional life insurance                                                                            254,641       247,441
Disability income and long-term care insurance                                                      1,724,204     1,466,171
   Policy claims and other policyholders' funds                                                        67,911        85,400
   Amounts due to brokers                                                                             228,707     3,342,989
   Deferred income taxes, net                                                                         139,814       182,059
   Other liabilities                                                                                  408,444       463,326
   Separate account liabilities                                                                    27,774,319    21,980,674
---------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               60,544,866    54,694,384
---------------------------------------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares authorized, issued and outstanding            3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,088,327
   Retained earnings                                                                                3,624,837     3,354,841
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 405,456       497,319
      Net unrealized derivative (losses) gains                                                         (5,845)          764
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 399,611       498,083
---------------------------------------------------------------------------------------------------------------------------
         Total stockholder's equity                                                                 5,397,836     4,944,251
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                        $65,942,702   $59,638,635
===========================================================================================================================

See notes to consolidated financial statements.

                                                           -- 2 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001
REVENUES
Premiums:
   Traditional life insurance                                                       $   64,890     $   60,740    $   59,415
   Disability income and long-term care insurance                                      284,111        273,737       255,428
---------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   349,001        334,477       314,843
Net investment income                                                                1,705,530      1,561,856     1,485,688
Contractholder and policyholder charges                                                530,101        525,708       492,441
Management and other fees                                                              390,516        404,787       473,406
Net realized gain (loss) on investments                                                  4,100         (4,507)     (649,752)
---------------------------------------------------------------------------------------------------------------------------
      Total revenues                                                                 2,979,248      2,822,321     2,116,626
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                                                           38,870         36,850        35,492
   Investment contracts and universal life-type insurance                              202,205        205,147       174,868
   Disability income and long-term care insurance                                       57,339         52,972        44,743
(Decrease) increase in liabilities for future policy benefits:
   Traditional life insurance                                                           (2,401)         2,841         7,167
   Disability income and long-term care insurance                                      142,532        134,605       123,227
Interest credited on investment contracts and universal life-type insurance          1,224,910      1,157,636     1,146,866
Amortization of deferred policy acquisition costs                                      288,276        335,729       375,984
Other insurance and operating expenses                                                 452,978        426,534       397,236
---------------------------------------------------------------------------------------------------------------------------
      Total benefits and expenses                                                    2,404,709      2,352,314     2,305,583
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and cumulative effect
   of accounting change                                                                574,539        470,007      (188,957)
Income tax provision (benefit)                                                          66,945         87,826      (145,222)
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect of accounting change                            507,594        382,181       (43,735)
Cumulative effect of accounting change (net of income tax provision of
   $23,942 for 2003 and income tax benefit of $11,532 for 2001) (Note 1)                44,463             --       (21,416)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                   $  552,057     $  382,181    $  (65,151)
===========================================================================================================================

See notes to consolidated financial statements.

                                                           -- 3 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                 $    552,057   $    382,181   $   (65,151)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax (Note 1)                         (44,463)            --        21,416
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                         (34,490)       (35,345)      (43,687)
      Repayment                                                                         43,596         49,256        54,004
   Change in amounts recoverable from reinsurers                                      (121,004)      (104,344)     (112,686)
   Change in other accounts receivable                                                 (12,177)        (9,896)       (4,025)
   Change in accrued investment income                                                 (64,359)        (5,139)       56,729
   Change in deferred policy acquisition costs, net                                   (300,491)      (277,258)     (175,723)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                   265,233        245,275       223,177
   Change in policy claims and other policyholder's funds                              (17,489)        13,521        19,812
   Deferred income tax (benefit) provision                                             (30,714)       116,995      (246,205)
   Change in other assets and liabilities, net                                         (95,537)        26,309       (24,509)
   Amortization of premium, net                                                        160,862         65,869       108,958
   Net realized (gain) loss on investments                                              (4,100)         4,507       649,752
   Net realized (gain) loss on trading securities                                      (30,400)         2,480            --
   Policyholder and contractholder charges, non-cash                                  (234,098)      (232,725)     (217,496)
   Other, net                                                                           (7,561)        10,651       (92,253)
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                         24,865        252,337       152,113
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Sales                                                                            12,232,235     10,093,228     5,493,141
   Maturities, sinking fund payments and calls                                       4,152,088      3,078,509     2,706,147
   Purchases                                                                       (20,527,995)   (16,287,891)   (9,477,740)
Other investments, excluding policy loans:
   Sales                                                                               668,071        509,588       370,636
   Purchases                                                                          (853,647)      (543,843)     (442,876)
Change in amounts due from brokers                                                      (1,291)        90,293       (75,492)
Change in amounts due to brokers                                                    (3,260,310)     1,602,958     1,293,684
---------------------------------------------------------------------------------------------------------------------------
   Net cash used in investing activities                                            (7,590,849)    (1,457,158)     (132,500)
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           4,267,115      4,638,111     2,088,114
   Interest credited to account balances                                             1,224,910      1,157,636     1,146,866
   Surrenders and other benefits                                                    (2,235,889)    (1,655,631)   (2,810,401)
Universal life-type insurance policy loans:
   Repayment                                                                            85,760         89,346        72,805
   Issuance                                                                            (81,740)       (80,831)      (83,720)
Capital contribution                                                                   282,061        400,000       400,000
Dividends paid                                                                              --        (70,000)           --
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      3,542,217      4,478,631       813,664
---------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                (4,023,767)     3,273,810       833,277
Cash and cash equivalents at beginning of year                                       4,424,061      1,150,251       316,974
---------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                          $    400,294   $  4,424,061   $ 1,150,251
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                              $    103,034   $         --   $        --
   Interest on borrowings                                                         $      2,647   $      7,906   $    23,688
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 1)      $    282,061   $         --   $        --
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                           -- 4 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2001                                   $3,000     $  288,327     $(333,734)    $3,107,811    $3,065,404
Comprehensive income:
   Net loss                                                    --             --            --        (65,151)      (65,151)
   Cumulative effect of adopting SFAS No. 133, net of
      income tax benefit of $626                               --             --        (1,162)            --        (1,162)
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($20,191)
      and income tax benefit of $6,064                         --             --       (11,262)            --       (11,262)
   Reclassification adjustment for losses on
      Available-for-Sale securities included in net
      loss, net of income tax benefit of $228,003              --             --       423,434             --       423,434
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,038                                                --             --         7,499             --         7,499
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                       353,358
Capital contribution                                           --        400,000            --             --       400,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        688,327        84,775      3,042,660     3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($75,351) and income
      tax provision of ($228,502)                              --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                       795,489
Cash dividends                                                 --             --            --        (70,000)      (70,000)
Capital contribution                                           --        400,000            --             --       400,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
   Net income                                                  --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit
      of $3,663                                                --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                       453,585
Non-cash dividend of AEC to AEFC (Note 1)                      --             --            --       (282,061)     (282,061)
Capital contribution                                           --        282,061            --             --       282,061
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000     $1,370,388     $ 399,611     $3,624,837    $5,397,836
===========================================================================================================================

See notes to consolidated financial statements.

                                                           -- 5 --

IDS LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota whose products are primarily distributed through branded financial advisors. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products exclusively through the American Express Financial Advisors Inc.'s (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned subsidiaries that distribute their products through various distribution channels. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of IDS Life Insurance Company and serves New York State residents. IDS Life of New York distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. IDS Life Insurance Company also wholly owns American Enterprise Life Insurance Company, which issues fixed and variable annuity contracts for sale through insurance agencies and broker-dealers who may also be associated with financial institutions, such as banks. American Centurion Life Assurance Company is a wholly owned subsidiary that offers fixed and variable annuities to American Express(R) Cardmembers and others in New York and through insurance agencies and broker-dealers who may also be associated with financial institutions, such as banks, in New York. American Partners Life Insurance Company is a wholly owned subsidiary that offers fixed and variable annuities to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also wholly owns IDS REO 1, LLC and IDS REO II, LLC. At December 31, 2003, these two subsidiaries held real estate and mortgage loans on real estate. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these consolidated financial statements and notes thereto.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation ("AEC"). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage(R) Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short- term securities.

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 5. Certain prior year amounts have been reclassified to conform to the current year's presentation.

                                     -- 6 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

As of December 31, 2003, pursuant to IDS Life's adoption of Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46), IDS Life consolidates all variable interest entities for which it is considered to be the primary beneficiary. In addition, IDS Life generally consolidates all entities in which it holds a greater than 50% interest, except for immaterial seed money investments in mutual and hedge funds. Entities in which IDS Life holds a greater than 20% but less than 50% equity interest are accounted for under the equity method. All other investments are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of IDS Life's rated collateralized debt obligations (CDOs) described in "Recently issued accounting standards" section below. Other entities are evaluated using the control, risk and reward criteria as outlined under GAAP in determining whether to consolidate other entities where IDS Life has an interest, is the sponsor or transferor. See "Recently issued accounting standards" section below for further information regarding IDS Life's December 31, 2003 adoption of FIN 46.

REVENUE RECOGNITION

PREMIUM REVENUES

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate, policy loans and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force
(EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" or EITF Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes" depending upon the instrument.

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities, universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities, universal and variable universal life insurance are recognized as revenue when collected.

MANAGEMENT AND OTHER FEES

Management and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                     -- 7 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery.

Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default, or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized loss on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, default and recovery rates of the underlying investments and, as such, are subject to change. IDS Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage-backed securities. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

INVESTMENTS -- POLICY LOANS

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

INVESTMENT -- OTHER INVESTMENTS

Included in other investments are affordable housing investments, trading securities, syndicated loans and real estate. Affordable housing investments are carried at amortized cost as IDS Life has no influence over the operating or financial policies of the general partner. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within Net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

CASH AND CASH EQUIVALENTS

IDS Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of the interest margins associated with the products.

                                    -- 8 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

For insurance and annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of IDS Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002, and 2001 were $31.5 million, $37.4 million, and $16.2 million respectively. IDS Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, IDS Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See "Recently issued accounting standards" section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for reported and unpaid life insurance claims are equal to the death benefits payable. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued. Liabilities for incurred but not reported claims are estimated based on periodic analysis of the actual reported claim lag. Where applicable, amounts recoverable from reinsurers are separately recorded as receivables. For life insurance, no claim adjustment expense reserve is held. The claim adjustment expense reserves for disability income and long-term care are based on the claim reserves.

Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 9.5%, depending on year of issue, with an average rate of approximately 6.3%.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life's experience. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on level term and cash value plans generally anticipated to be better than persistency on yearly renewable term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated interest rates for long-term care policy reserves are currently 5.9% grading up to 8.9% over 30 years.

                                     -- 9 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%, with an average rate of approximately 5.7%. IDS Life issues only non-participating life insurance contracts and does not issue short-duration life insurance policies.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any policy insuring a joint-life combination. IDS Life generally retains 10% of the mortality risk on new life insurance policies. Risk not retained is reinsured with other life insurance companies. Risk on universal life and variable universal life policies is reinsured on a yearly renewable term basis. Risk on term insurance and long-term care policies is reinsured on a coinsurance basis. IDS Life retains all accidental death benefit, disability income and waiver of premium risk.

FEDERAL INCOME TAXES

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through the year ended December 31, 2003, IDS Life received fees related to the proprietary mutual funds used as investment options for variable annuities and variable life insurance directly from the separate accounts. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, IDS Life receives fund administrative services fees for the fund management services, other than investment management services, IDS Life provides these proprietary mutual funds. Prior to this change, IDS Life received management fees from the funds. IDS Life receives mortality and expense risk fees directly from the separate accounts.

IDS Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rate at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the current level, less outstanding loans, regardless of investment performance so long as the policy owner pays the contractual premium requirements for the death benefit guarantee provision.

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued FIN 46, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. An entity is subject to consolidation according to the provisions of FIN 46, if, by design, either (i) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or, (ii) as a group, the holders of the equity investment at risk lack: (a) direct or indirect ability to make decisions about an entity's activities; (b) the obligation to absorb the expected losses of the entity if they occur; or (c) the right to receive the expected residual returns of the entity if they occur. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary which means that it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

                                    -- 10 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts
(SLTs), which are managed by an affiliate and partially owned by IDS Life. The three SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by IDS Life. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as IDS Life's CDO-related securitization trust established in 2001. That trust contains a majority of IDS Life's rated CDOs whose retained interest in the trust had a carrying value of $518.0 million at December 31, 2003, of which $381.7 million is considered investment grade. In addition, FIN 46 did not impact the accounting for an additional $24 million in rated CDO tranches, which are managed by third parties, $5 million of CDO residual tranches managed by an affiliate and $0.3 million of affordable housing investments as IDS Life is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in these entities is represented by the carrying values.

The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). In addition, the consolidation of these VIEs resulted in the elimination of IDS Life's investment in the applicable VIEs, which was $673 million for the three SLTs. IDS Life consolidated new assets of $907 million. The newly consolidated assets consist of $834 million of cash and $73 million of derivatives, essentially all of which are restricted. The effect of consolidating these assets on IDS Life's balance sheet was offset by IDS Life's previously recorded carrying values of its investments in the three SLTs, which totaled $673 million and $166 million of newly consolidated liabilities.

The initial gain related to the application of FIN 46 for the three SLTs had no cash flow effect on IDS Life. To the extent losses are incurred on the three SLTs, charges could be incurred that may or may not be reversed. Taken together over the lives of the structures through their maturity, IDS Life's maximum cumulative exposure to pretax loss as a result of its investment in the three SLTs is represented by the carrying value prior to adoption of FIN 46, which was $673 million for the three SLTs, as well as the $68.4 million pretax non-cash gain recorded upon consolidation of the SLTs.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on IDS Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). IDS Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by IDS Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in IDS Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." IDS Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affected CDOs. Adoption of the consensus resulted in a cumulative after-tax effect of accounting change that reduced 2001 net income by $21.4 million, net of tax.

Effective January 1, 2001, IDS Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in cumulative after-tax reductions to other comprehensive income of $1.2 million. The cumulative impact to earnings was not significant.

                                    -- 11 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate bonds and obligations                                   $12,746,966      $568,866      $ (63,059)  $13,252,773
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments                                                593,094         1,784        (47,767)      547,111
   U.S. Government agency obligations                                    235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,626,709       891,803       (194,021)   27,324,491
   Common stocks                                                              19           101             --           120
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities and equity securities                         $26,626,728      $891,904      $(194,021)  $27,324,611
===========================================================================================================================

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED      FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES       VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate bonds and obligations                                   $ 8,137,626    $  509,870      $(112,540)  $ 8,534,956
   Mortgage and other asset-backed securities                         12,145,797       393,342        (10,067)   12,529,072
   Foreign corporate bonds and obligations                             1,476,670       101,190         (3,805)    1,574,055
   Structured investments                                              1,306,245         2,112        (59,101)    1,249,256
   U.S. Government agency obligations                                     84,075        12,015           (687)       95,403
   State and municipal obligations                                        29,202         2,522             --        31,724
   Foreign government bonds and obligations                               29,611         8,027             --        37,638
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                23,209,226     1,029,078       (186,200)   24,052,104
   Common stocks                                                              19             2             --            21
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities and equity securities                         $23,209,245    $1,029,080      $(186,200)  $24,052,125
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                                      LESS THAN 12 MONTHS        12 MONTHS OR MORE            TOTAL
                                                     FAIR       UNREALIZED       FAIR     UNREALIZED    FAIR      UNREALIZED
(THOUSANDS)                                          VALUE        LOSSES         VALUE      LOSSES      VALUE       LOSSES
---------------------------------------------------------------------------------------------------------------------------
Description of securities:
   Corporate bonds and obligations                $3,145,975   $ (59,691)      $40,125    $(3,368)   $3,186,100  $ (63,059)
   Mortgage and other asset-backed securities      4,154,632     (54,524)          144        (11)    4,154,776    (54,535)
   Foreign corporate bonds and obligations           740,943     (24,923)           --         --       740,943    (24,923)
   U.S. Government and agencies obligations            8,250         (20)           --         --         8,250        (20)
   State and municipal obligations                    61,926      (3,100)           --         --        61,926     (3,100)
   Foreign government bonds and obligations            8,242        (617)           --         --         8,242       (617)
   Other                                                  --          --             3         (1)            3         (1)
---------------------------------------------------------------------------------------------------------------------------
Total                                             $8,119,968   $(142,875)      $40,272    $(3,380)   $8,160,240  $(146,255)
===========================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $47.8 MILLION.

Approximately 751 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See "Investments -- Fixed maturity and equity securities" section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary.

                                    -- 12 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                    AMORTIZED            FAIR
(THOUSANDS)                                           COST               VALUE
--------------------------------------------------------------------------------
Due within one year                                $   329,607       $   337,004
Due from one to five years                           3,682,678         3,904,191
Due from five to ten years                          10,287,297        10,627,059
Due in more than ten years                           2,139,704         2,156,670
Mortgage and other asset-backed securities          10,187,423        10,299,567
--------------------------------------------------------------------------------
   Total                                           $26,626,709       $27,324,491
================================================================================

The timing of actual receipts may differ from contractual maturities because issuers may have the right to call or prepay obligations.

At December 31, 2002, fixed maturity securities comprised approximately 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.6 billion of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     41%           53%
AA                                                       2             1
A                                                       21            14
BBB                                                     27            25
Below investment grade                                   9             7
----------------------------------------------------------------------------
   Total                                               100%          100%
============================================================================

At December 31, 2003, approximately 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                 2003           2002           2001
-------------------------------------------------------------------------------
Sales                                  $12,232,235    $10,093,228    $5,493,141
Maturities                             $ 4,152,088    $ 3,078,509    $2,706,147
Purchases                              $20,527,995    $16,287,891    $9,477,740
-------------------------------------------------------------------------------

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $255.3 million, $297.5 million and $116.6 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized (losses) on sales of Available-for-Sale securities were approximately ($135.5 million), ($137.4 million) and ($390.7 million) for the same periods. IDS Life also recognized (losses) of approximately ($102.6 million), ($144.1 million) and ($348.7 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, IDS Life recognized pretax losses of $828.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with IDS Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments, and to adopt EITF Issue No. 99-20. Of the total charge of $828.2 million, approximately $624.0 million of these losses are included in net realized losses on investments and $171.3 million are included in net investment income, with the remaining losses recorded as a cumulative effect of accounting change.

Also during 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $585.8 million. As of December 31, 2003, the retained interests had a carrying value of $518.0 million, of which $381.7 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

                                    -- 13 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholders' equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                               2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of deferred policy acquisition costs                      $(79,470)      $424,360      $(11,262)
Reclassification for realized securities losses (gains)                                (11,225)       (10,484)      423,434
---------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
   comprehensive income                                                               $(90,695)      $413,876      $412,172
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $16.3 million and $14.5 million, respectively, were on deposit with various states as required by law.

Pursuant to adoption of SFAS No. 133, IDS Life reclassified all Held-to-Maturity securities with a carrying value of $6.5 billion and net unrealized gains of $8.2 million to Available-for-Sale as of January 1, 2001.

MORTGAGE LOANS ON REAL ESTATE AND SYNDICATED LOANS

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(THOUSANDS)                                              2003          2002
----------------------------------------------------------------------------
Mortgage loans on real estate                       $3,227,217    $3,461,963
Mortgage loans on real estate reserves                 (47,197)      (44,312)
----------------------------------------------------------------------------
Net mortgage loans                                  $3,180,020    $3,417,651
============================================================================

Syndicated loans                                      $140,792      $111,574
Syndicated loans reserves                               (3,000)       (1,000)
----------------------------------------------------------------------------
Net syndicated loans                                  $137,792      $110,574
============================================================================

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.1 million and $33.1 million, with a reserve of $2.9 million and $9.1 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $26.0 million and $36.6 million, respectively. IDS Life recognized $0.8 million, $1.1 million and $1.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                              2003           2002          2001
---------------------------------------------------------------------------
Balance, January 1                     $44,312        $28,173       $11,489
Provision for mortgage loan losses      11,687         23,514        19,934
Foreclosures, write-offs and other      (8,802)        (7,375)       (3,250)
---------------------------------------------------------------------------
Balance, December 31                   $47,197        $44,312       $28,173
===========================================================================

                                    -- 14 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                              DECEMBER 31, 2003                          DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE    FUNDING                      ON BALANCE       FUNDING
REGION                                                     SHEET     COMMITMENTS                      SHEET       COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------
East North Central                                     $  578,855     $ 6,575                      $  615,886        $   --
West North Central                                        490,119       8,115                         493,310        25,500
South Atlantic                                            662,121       1,350                         765,443         2,800
Middle Atlantic                                           294,333       4,800                         321,699        19,100
New England                                               197,338      11,474                         228,400         5,800
Pacific                                                   342,214      13,900                         355,622         5,250
West South Central                                        191,886       8,800                         211,285         1,000
East South Central                                         71,566         800                          63,859            --
Mountain                                                  398,785       2,700                         406,459            --
---------------------------------------------------------------------------------------------------------------------------
                                                        3,227,217      58,514                       3,461,963        59,450
Less reserves for losses                                  (47,197)         --                         (44,312)           --
---------------------------------------------------------------------------------------------------------------------------
   Total                                               $3,180,020     $58,514                      $3,417,651       $59,450
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                               DECEMBER 31, 2003                          DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE    FUNDING                      ON BALANCE       FUNDING
PROPERTY TYPE                                              SHEET     COMMITMENTS                      SHEET       COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------
Department/retail stores                               $  868,079     $18,444                      $  998,234       $20,722
Apartments                                                560,753      21,600                         622,185            --
Office buildings                                        1,136,034      10,805                       1,178,934        25,628
Industrial buildings                                      355,497       4,265                         344,604        13,100
Hotels/motels                                             111,230       1,000                         103,034            --
Medical buildings                                          70,934          --                          96,689            --
Nursing/retirement homes                                   27,253          --                          35,873            --
Mixed use                                                  60,124          --                          54,512            --
Other                                                      37,313       2,400                          27,898            --
---------------------------------------------------------------------------------------------------------------------------
                                                        3,227,217      58,514                       3,461,963        59,450
Less reserves for losses                                  (47,197)         --                         (44,312)           --
---------------------------------------------------------------------------------------------------------------------------
   Total                                               $3,180,020     $58,514                      $3,417,651       $59,450
===========================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                          $1,423,560     $1,331,547    $1,276,966
Income on mortgage loans on real estate                                                247,001        274,524       290,608
Other                                                                                   64,328        (15,642)      (41,927)
---------------------------------------------------------------------------------------------------------------------------
                                                                                     1,734,889      1,590,429     1,525,647
Less investment expenses                                                                29,359         28,573        39,959
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,705,530     $1,561,856    $1,485,688
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                               2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $17,271       $ 16,129     $(622,897)
Mortgage loans on real estate                                                           (3,437)       (15,586)      (17,834)
Other                                                                                   (9,734)        (5,050)       (9,021)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $ 4,100       $ (4,507)    $(649,752)
===========================================================================================================================

                                                           -- 15 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                          $3,309,094     $3,107,187    $2,951,655
Capitalization of expenses                                                             588,767        612,987       551,707
Amortization                                                                          (288,276)      (335,729)     (375,984)
Change in unrealized investment gains and losses                                         5,594        (75,351)      (20,191)
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                $3,615,179     $3,309,094    $3,107,187
===========================================================================================================================

4. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax provision (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                              2003           2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ 91,862       $(30,647)   $   88,121
   Deferred                                                                            (30,714)       116,995      (234,673)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        61,148         86,348      (146,552)
State income taxes-current                                                               5,797          1,478         1,330
---------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before cumulative effect of accounting change          $ 66,945       $ 87,826     $(145,222)
===========================================================================================================================

Income tax provision (benefit) before the cumulative effect of accounting change differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2003                         2002                         2001
(DOLLARS IN THOUSANDS)                       PROVISION    RATE            PROVISION    RATE            PROVISION    RATE
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the
   statutory rate                           $201,089       35.0%         $164,502        35.0%        $ (66,136)     (35.0)%
Tax-exempt interest and dividend income      (61,070)     (10.6)           (5,260)       (1.1)           (4,663)      (2.5)
State taxes, net of federal benefit            3,768        0.7               961         0.2               865        0.4
Affordable housing credits                   (73,500)     (12.8)          (70,000)      (14.9)          (73,200)     (38.7)
Other, net                                    (3,342)      (0.6)           (2,377)       (0.5)           (2,088)      (1.1)
---------------------------------------------------------------------------------------------------------------------------

Total income taxes                          $ 66,945       11.7%         $ 87,826        18.7%        $(145,222)     (76.9)%
===========================================================================================================================

IDS Life's 2003 income tax provision reflects a $41.3 million reduction in tax expense due to adjustments related to the finalization to the 2002 tax return filed during the third quarter of 2003 and the publication of favorable technical guidance related to the taxation of dividend income.

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account". At December 31, 2003, IDS Life had a policyholders' surplus account balance of $20.1 million. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if IDS Life is liquidated. Deferred income taxes of $7.0 million have not been established because no distributions of such amounts are contemplated.

                                    -- 16 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of IDS Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                 2003          2002
-------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                      $  798,508   $  683,144
   Other investments                                       300,888      319,829
   Other                                                    30,376       29,789
-------------------------------------------------------------------------------
Total deferred income tax assets                         1,129,772    1,032,762
Deferred income tax liabilities:
   Deferred policy acquisition costs                     1,004,942      929,751
   Net unrealized gain -- Available-for-Sale securities    218,322      267,113
   Other                                                    46,322       17,957
-------------------------------------------------------------------------------
Total deferred income tax liabilities                    1,269,586    1,214,821
-------------------------------------------------------------------------------
Net deferred income tax liability                       $ (139,814)  $ (182,059)
===============================================================================

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to AEFC are limited to IDS Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life's statutory unassigned surplus aggregated $1.4 billion and $1.3 billion as of December 31, 2003 and 2002, respectively. In addition, any dividend distributions in 2004 in excess of $280.5 million would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                  2003           2002          2001
-------------------------------------------------------------------------------
Statutory net income (loss)              $  432,063    $  159,794    $ (317,973)
Statutory capital and surplus             2,804,593     2,408,379     1,947,350
-------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The domiciliary states of IDS Life Insurance Company and its four life insurance company subsidiaries adopted the provisions of the revised manual, with the exception of certain provisions not adopted by its subsidiaries organized in the state of New York. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that IDS Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $40.0 million to IDS Life's statutory-basis capital and surplus as of January 1, 2001. Effective January 1, 2002 IDS Life's subsidiaries organized in the state of New York adopted additional provisions of the manual which resulted in an increase of $5.6 million to IDS Life's statutory-basis capital and surplus as of January 1, 2002.

6. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2003 and 2002. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments. Interest income on related party loans totaled $nil in 2003, 2002 and 2001.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. During the fourth quarter of 2003, $14.1 million was received by IDS Life under this arrangement.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.3 million in 2003, 2002 and 2001.

                                    -- 17 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2003, 2002 and 2001 were $2.2 million, $1.4 million, and $0.7 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2003, 2002 and 2001 was $2.1 million, $1.8 million, and $1.0 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $549.2 million, $526.1 million, and $505.5 million for 2003, 2002 and 2001, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

Included in other liabilities at December 31, 2003 and 2002 are $64.4 million and $55.6 million, respectively, payable to AEFC for federal income taxes.

7. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $200 million ($100 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2003 and 2002.

8. COMMITMENTS AND CONTINGENCIES

At December 31, 2003, 2002 and 2001, traditional life and universal life-type insurance in force aggregated $131.1 billion, $119.2 billion, and $108.3 billion, respectively, of which $53.8 billion, $38.0 billion, and $26.0 billion was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $144.7 million, $129.3 million, and $114.5 million and reinsurance recovered from reinsurers amounted to $60.3 million, $60.6 million, and $43.4 million, for the years ended December 31, 2003, 2002 and 2001, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders.

At December 31, 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life Insurance Company and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

IDS Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings caused by interest rate and equity market volatility. IDS Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged.

                                    -- 18 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. IDS Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. IDS Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. IDS Life currently has derivatives that are considered cash flows hedges and also has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For derivative instruments that are designated and qualify as a cash flow hedge, the portion of the gain or loss on the derivative instrument effective at offsetting changes in the hedged item is reported as a component of other comprehensive income (loss) and reclassified into earnings when the hedged transaction affects earnings. Any ineffective portion of the gain or loss on the derivative instrument is recognized currently in earnings. For derivative instruments not designated as hedging instruments, the gain or loss is recognized currently in earnings.

For the years ended December 31, 2003, 2002 and 2001, there were no significant gains or losses on derivative transactions or portions thereof that were ineffective as hedges, excluded from the assessment of hedge effectiveness or reclassified into earnings as a result of the discontinuance of cash flow hedges.

CASH FLOW HEDGES

IDS Life uses interest rate swaptions to manage interest crediting rates related to IDS Life's fixed annuity business. IDS Life uses interest rate swaptions to hedge the risk of increasing interest rates. The fair values of the interest rate swaptions are included in other assets in the Consolidated Balance Sheets.

No amounts were reclassified out of accumulated other comprehensive income and into earnings during 2003, 2002 or 2001, as IDS Life entered into the interest rate swaptions in late-2003. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months as the hedge period covered by the interest rate swaptions begins in 2007. The impacts of the interest rate swaptions will be recognized in earnings at the same time that IDS Life realizes the impacts of increased interest crediting rates. In the event that cash flow hedge accounting is no longer applied as the derivative is de-designated as a hedge by IDS Life, the hedge is not considered to be highly effective, or the forecasted transaction being hedged is no longer likely to occur, the reclassification from accumulated other comprehensive income into earnings may be accelerated and all future market value fluctuations will be reflected in income. There were no cash flow hedges for which hedge accounting was terminated for these reasons during 2003, 2002 or 2001.

Currently, the longest period of time over which IDS Life is hedging exposure to the variability in future cash flows is 15 years.

DERIVATIVES NOT DESIGNATED AS HEDGES

IDS Life enters into interest rate swaps, caps and floors to manage IDS Life's interest rate risk and options and futures to manage equity-based risk. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. Interest rate caps, swaps and floors are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. No interest rate swaps or floors were outstanding as of December 31, 2003. The interest rate caps expired in January 2003. The fair value of the interest rate caps is included in other assets. Changes in the value of the interest rate caps are included in other insurance and operating expenses.

A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels.

The equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS No. 133. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product will positively or negatively impact reported earnings.

                                    -- 19 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The purchased and written options are carried at fair value and included in other assets and other liabilities, respectively. The fair value of the embedded options are included in future policy benefits for fixed annuities. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The purchased and written options expire on various dates through 2009.

IDS Life also purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk. The futures contracts mature in 2003.

Index options may be used to manage the equity market risk related to the fee income that IDS Life receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, IDS Life's fee income could be impacted significantly by fluctuations in the equity market. There are no index options outstanding as of December 31, 2003 related to this strategy.

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

IDS Life discloses fair value information for financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                               2003                               2002
(THOUSANDS)                                          CARRYING            FAIR           CARRYING            FAIR
FINANCIAL ASSETS                                      VALUE              VALUE            VALUE             VALUE
--------------------------------------------------------------------------------------------------------------------
Fixed maturities                                   $27,324,491       $27,324,491      $24,052,104       $24,052,104
Common stocks                                      $       120       $       120      $        21       $        21
Mortgage loans on real estate                      $ 3,180,020       $ 3,477,868      $ 3,417,651       $ 3,815,362
Cash and cash equivalents                          $ 1,234,742       $ 1,234,742      $ 4,424,061       $ 4,424,061
Other investments                                  $   137,792       $   141,179      $   110,574       $   108,813
Derivatives                                        $   163,237       $   163,237      $    24,016       $    24,016
Separate account assets                            $27,774,319       $27,774,319      $21,980,674       $21,980,674
--------------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Future policy benefits for fixed annuities         $24,873,303       $24,113,440      $21,911,497       $21,282,750
Derivatives                                        $     2,563       $     2,563      $     9,099       $     9,099
Separate account liabilities                       $24,281,415       $23,320,423      $19,391,316       $18,539,425
--------------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1.4 billion and $1.4 billion, respectively, and policy loans of $55.8 million and $67.5 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3.5 billion and $2.6 billion, respectively.

                                    -- 20 --

                                                              S-6348-20 A (9/04)

PART C.

Item 24. Financial Statements and Exhibits

(a)      Financial Statements included in Part B of this Registration Statement:

         IDS Life Variable Annuity Fund A:

         Report of Independent Auditors dated Jan. 20, 2004
         Statement of assets, liabilities and contract owners' equity as of Dec. 31, 2003
         Statement of operations for the year ended Dec. 31, 2003
         Statements of changes in contract owners' equity for the years ended Dec. 31, 2003 and 2002
         Notes to Financial Statements
         Investments in Securities as of Dec. 31, 2003
         Notes to Investments in Securities

         IDS Life Insurance Company:

         Report of Ernst & Young LLP Independent Auditors dated Jan. 26, 2004 Consolidated Balance Sheets as of Dec. 31, 2003 and 2002
         Consolidated Statements of Operations for the years ended
         Dec. 31, 2003, 2002 and 2001
         Consolidated Statements of Cash Flows for the years ended
         Dec. 31, 2003, 2002 and 2001
         Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2003
         Notes to Consolidated Financial Statements

(b)      Exhibits:

1. Resolution of the Executive Committee of the Board of Directors of Investors Syndicate Life Insurance and Annuity Company dated May 10, 1968, filed as Exhibit 1 to Registrant's Registration Statement No. 2-29081 filed on May 16, 1968, and refiled electronically April 27, 1994 as Exhibit 1 with Post-Effective Amendment No. 56, is incorporated herein by reference.

2.       Not Applicable.

3.       Not Applicable.

4. Contracts filed as Exhibit 4 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-29081 filed on December 10, 1979, are incorporated herein by reference.

5.1 Form of Deferred and Immediate Annuity Application (Form 34530A) filed electronically as Exhibit 5.1 to Registrant's Post-Effective Amendment No. 70 to Registration Statement No. 2-29081, filed on or about
         July 12, 2004, is incorporated herein by reference.

5.2 Form of Deferred and Immediate Annuity Application (Form 34531) filed electronically as Exhibit 5.2 to Registrant's Post-Effective Amendment No. 70 to Registration Statement No. 2-29081, filed on or about
         July 12, 2004, is incorporated herein by reference.

6.1 Copy of Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 12 to Registration Statement No. 33-4173 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of IDS Life Insurance Company filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 33 to Registration Statement No. 2-73114 is incorporated herein by reference.

7.       Not Applicable.

8.       Not Applicable.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

11.      None.

12.      Not Applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 15, 2004 filed electronically as Exhibit 17(d) to Registrant's Post-Effective Amendment No. 69 to Registration Statement No. 2-29081 filed on or about April 28, 2004, is incorporated herein by reference.

13.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004, filed electronically as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 70 to Registration Statement No. 2-29081, filed on or about July 12, 2004, is incorporated herein by reference.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director and Executive Vice
                                                       President - Finance

Walter S. Berman                                       Vice President and Treasurer

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Lorraine R. Hart                                       Vice President - Investments

Paul R. Johnston                                       Assistant General Counsel and Secretary

Michelle M. Keeley                                     Vice President - Investments

Christopher J. Kopka                                   Money Laundering Prevention Officer

Thomas W. Murphy                                       Vice President - Investments

Roger Natarajan                                        Director

Teresa J. Rasmussen                                    Vice President, General Counsel
                                                       and Assistant Secretary


Bridget Sperl                                          Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

Beth E. Weimer                                         Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Bank, FSB                                                         Federal
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska
     Threadneedle International Limited                                                 England and Wales

Item 27. Number of Contractowners

         On June 30, 2004, there were 0 qualified contracts and 7,061 non-qualified contracts in IDS Life Variable Annuity Fund A.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.       Principal Underwriters

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor, sponsor or investment adviser for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Series Fund, Inc., AXP Variable Portfolio - Income Series, Inc., AXP Variable Portfolio - Investment Series, Inc., AXP Variable Portfolio - Managed Series, Inc., AXP Variable Portfolio - Money Market Series, Inc., AXP Variable Portfolio - Partners Series, Inc., IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director and Executive Vice
                                           President - Finance

     Walter S. Berman                      Vice President and Treasurer

     Lorraine R. Hart                      Vice President - Investments

     Paul R. Johnston                      Assistant General Counsel and
                                           Secretary

     Michelle M. Keeley                    Vice President - Investments

     Christopher J. Kopka                  Money Laundering Prevention Officer

     Thomas W. Murphy                      Vice President - Investments

     Roger Natarajan                       Director

     Teresa J. Rasmussen                   Vice President, General Counsel
                                           and Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Bridget Sperl                         Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


     Beth E. Weimer                        Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)

                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation
-----------             -----------           ----------           -----------           ------------
IDS Life                $39,181,124           None                 None                  None


Item 30.       Location of Accounts and Records

               IDS Life Insurance Company
               70100 AXP Financial Center
               Minneapolis, MN

Item 31.       Management Services

               Not Applicable.

Item 32.       Undertakings

               (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

               (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

               (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

               (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 8th day of September, 2004.


                                 IDS Life Variable Annuity Fund A
                                 ---------------------------------
                                           (Registrant)

                                 By: IDS Life Insurance Company
                                     ---------------------------
                                           (Depositor)



                                 By: /s/  Timothy V. Bechtold*
                                     -----------------------
                                          Timothy V. Bechtold
                                          President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 8th day of September, 2004.


Signature                                     Title

/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive
------------------------------------          Vice President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Roger Natarajan*                         Director
------------------------------------
     Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board of Directors
------------------------------------          and Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

 * Signed pursuant to IDS Life Insurance Company Power of Attorney, dated April 15, 2004, filed electronically as Exhibit 17(d) to Post-Effective Amendment No. 69, by:

** Signed pursuant to IDS Life Insurance Company Power of Attorney, dated July 7, 2004, filed electronically as Exhibit 13.2 to Post-Effective Amendment No. 70, by:




/s/ Mary Ellyn Minenko
--------------------------------
    Mary Ellyn Minenko

                                CONTENTS OF THIS
                         POST-EFFECTIVE AMENDMENT NO. 71
                      TO REGISTRATION STATEMENT NO. 2-29081

This Post-Effective Amendment comprises the following papers and documents:

The Cover Page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.
         Financial Statements.

Part C.

         Other Information.

         Signatures.